SECURTIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2005

BAY VIEW DEPOSIT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-121380	26-0100667

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, Suite 400, San Mateo, California	94404

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 312-7300

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of PricewaterhouseCoopers LLP
Materials Provided to Prospective Investors

Item 8.01. Other Events.

Filing of Term Sheet and Computational Materials

     Bay View Deposit Corporation (the “Registrant”) has filed with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, as amended, on Form S-3 (the “Registration Statement”) which has been declared effective by the Commission (File No. 333-121380). A prospectus supplement (the “Prospectus Supplement”) will be used in connection with the Registrant’s issuance, through a trust, of a series of notes, entitled Bay View 2005-LJ-1 Owner Trust Class A and Class I Automobile Receivable Backed Notes (the “Notes”). The Notes are non-recourse obligations of the Bay View 2005-LJ-1 Owner Trust and are secured by certain assets of the trust, including a pool of simple and precomputed interest installment sale and installment loan contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

     Barclays Capital Inc. and UBS Securities LLC (the “Underwriters”) have advised the Registrant that they have furnished to certain prospective purchasers of the Notes certain information, herein referred to as the “Materials,” in written form (a copy of which is attached hereto as Exhibit 99), which includes a description of the Notes, the name of the issuer, the size of the offering and data tables and statistical analysis concerning the receivables that will secure the Notes.

     The Materials have been provided by the Underwriters and were prepared by the Underwriters at the request of certain prospective investors. The information in the Materials is preliminary and will be superseded by the final Prospectus Supplement and prospectus relating to the Notes and by any other information subsequently filed with the Commission. The Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

MBIA Inc. and subsidiaries/MBIA Insurance Corporation and subsidiaries Financial Statements and Consent of Experts.

     The consolidated balance sheets of MBIA Inc., and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002 and the related consolidated statements of income, changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2003, incorporated into the Prospectus Supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. The consent of PricewaterhouseCoopers LLP to the incorporation by reference of their audit report on such financial statements in the Prospectus Supplement and to being named as “Experts” in the Prospectus Supplement is attached hereto as Exhibit 24.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
24	Consent of PricewaterhouseCoopers LLP

99	Materials Provided to Prospective Investors

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf of Bay View Deposit Corporation by the undersigned hereunto duly authorized.

BAY VIEW DEPOSIT CORPORATION
Date: February 15, 2005	By:	/s/ John Okubo
John Okubo
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
24	Consent of PricewaterhouseCoopers LLP

99	Materials Provided to Prospective Investors